            PIPER

          TAX-EXEMPT

            FUNDS

            [LOGO]

            1995

        ANNUAL REPORT

                                      PHOTO
                                       TO
                                      COME

                                TABLE OF CONTENTS

NATIONAL TAX-EXEMPT FUND
The fund's investment objective is to provide maximum current income that is exempt from federal income taxes, consistent with prudent investment risk and preservation of capital. To achieve its investment objective, the fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by states, territories and possessions of the United States, the District of Columbia, or their agencies, instrumentalities and political subdivisions. These may include municipal derivative securities. As with other mutual funds, there can be no assurance that the fund will achieve its objective. The fund's Nasdaq symbol is PJNTX.


Letter to Shareholders . . . . . . 2
Tax Reform Proposals . . . . . . . 6
Investments in Securities. . . . . 7
Financial Statements and Notes . .12
Independent Auditors' Report . . .20
Federal Tax Information. . . . . .21


MINNESOTA TAX-EXEMPT FUND
The fund's investment objective is to provide maximum current income that is exempt from both federal and Minnesota state income taxes, consistent with prudent investment risk and preservation of capital. To achieve its objective, the fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by the state of Minnesota, its agencies, instrumentalities and political subdivisions, and certain securities of U.S. territorial possessions. These may include municipal derivative securities. As with other mutual funds, there can be no assurance that the fund will achieve its objective. The fund's Nasdaq symbol is PJMNX.


Letter to Shareholders . . . . . . 4
Tax Reform Proposals . . . . . . . 6
Investments in Securities. . . . . 9
Financial Statements and Notes . .12
Independent Auditors' Report . . .20
Federal Tax Information. . . . . .21


THIS REPORT IS INTENDED FOR SHAREHOLDERS OF PIPER NATIONAL TAX-EXEMPT FUND AND PIPER MINNESOTA TAX-EXEMPT FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUNDS.

                              SHAREHOLDER SERVICES

AS A SHAREHOLDER IN PIPER FUNDS, YOU HAVE ACCESS TO A FULL RANGE OF SERVICES AND BENEFITS. CHECK YOUR PROSPECTUS FOR DETAILS ABOUT SERVICES AND ANY LIMITATIONS THAT MIGHT APPLY TO YOUR FUND.


LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.


QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund into many other Piper funds.*

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

$25 MILLION SHAREHOLDER PROTECTION
If you have a Piper Jaffray PRIME or PAT account, you are protected up to $25 million in the unlikely event that Piper Jaffray were to fail financially. This is in addition to basic Securities Investor Protection Corporation (SIPC) coverage, which protects up to $500,000 in cash and securities ($100,000 in cash only) per customer. This protection does not cover market loss.

* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                            NATIONAL TAX-EXEMPT FUND


November 15, 1995

Dear Shareholders:

NATIONAL TAX-EXEMPT FUND PERFORMED WELL DURING THE PAST YEAR, ACHIEVING A 10.3%* TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30. This return includes reinvested distributions but not the fund's sales charge. This compares to the Lipper General Municipal Bond Funds Average return of 9.84% and the Lehman Brothers Municipal Bond Index return of 11.19%. The fund's positive performance during the past year was primarily due to the portfolio's relatively long call protection (which is the length of time during which a security cannot be redeemed by the issuer) and its holdings of securities that are priced at discounts to their face value, including an approximately 4.5% position of noncallable zero-coupon bonds. These zero-coupon bonds lengthened the fund's effective duration, which is beneficial in a falling interest rate environment such as we have experienced so far in 1995. The fund's position in inverse floating rate municipal securities also contributed to its positive performance.


THE RECENT STRENGTH OF THE MUNICIPAL BOND MARKET ALSO HAD A POSITIVE IMPACT ON THE FUND. Although competition from the stock market and concerns over current tax reform proposals persist (refer to page 6), municipal securities became very attractive as yields on longer maturity municipal bonds approached 95% of comparable maturity Treasury bonds in early July. We believe this uncertainty regarding tax reform has made municipal bonds a relatively good value.

AS INTEREST RATES BEGAN TO FALL IN EARLY 1995, THE FUND BENEFITED FROM ITS POSITION OF INVERSE FLOATING RATE MUNICIPAL SECURITIES, WHICH REPRESENTED ABOUT 4% OF TOTAL ASSETS AS OF SEPTEMBER 30. Due to the inverse relationship between interest rates and inverse floating rate securities, not only did the values of these securities increase as interest rates fell, but their coupons also increased. These securities remained attractive holdings for the fund as they have continued to provide relatively high tax-exempt cash flow compared to the fund's more traditional fixed rate municipal bonds. We plan to maintain the fund's position in these securities. While we believe these securities are attractive long-term investments, it's important to realize that in volatile interest rate environments, they can also exhibit increased price and income volatility.


[PHOTO]

RONALD REUSS (ABOVE)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF NATIONAL
TAX-EXEMPT FUND. HE HAS 26 YEARS OF FINANCIAL EXPERIENCE.


Douglas White, CFA (pictured on page 4)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF NATIONAL
TAX-EXEMPT FUND. HE HAS 12 YEARS OF FINANCIAL EXPERIENCE.


PORTFOLIO COMPOSITION BY STATE
SEPTEMBER 30, 1995

[GRAPH]

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                            NATIONAL TAX-EXEMPT FUND

IN RESPONSE TO MODERATE ECONOMIC GROWTH AND LOW INFLATION, WE MADE SOME CHANGES TO THE PORTFOLIO AND WILL CONTINUE TO DO SO OVER THE NEXT SEVERAL MONTHS. We added a 3% position of noncallable zero-coupon bonds to the portfolio in order to extend the fund's effective duration and increase its price performance potential. In addition to these zero-coupon bonds, we plan to add selected income-oriented bonds to the portfolio. The combination of these higher-yielding securities with zero-coupon bonds should allow the fund to generate additional income while taking advantage of potentially declining interest rates. However, this combination may also create increased price volatility in the fund.

REVENUE BONDS IN GENERAL, AND SPECIFICALLY THE WATER/POLLUTION CONTROL, ELECTRIC, AND HOSPITAL SECTORS, WERE THE MUNICIPAL MARKET'S TOP PERFORMERS DURING THE PAST YEAR. Because the fund was overweighted in the electric and hospital sectors, we were able to benefit from their strong performance. We expect all sectors to perform relatively well throughout the remainder of 1995 due to a shrinking supply of newly issued municipal bonds.

THE FUND'S GEOGRAPHIC FOCUS IS ON THE CENTRAL, SOUTHWESTERN AND NORTHWESTERN UNITED STATES WITH TEXAS, INDIANA, ILLINOIS, NORTH DAKOTA AND WISCONSIN REPRESENTING THE LARGEST STATE CONCENTRATIONS. In addition, we believe certain areas of the Northeast have seen the worst of their economic problems, and we are analyzing selected investments in this region. We are also looking at other states in the Southeast and West -- particularly the Carolinas, Arizona and Nevada -- which have recently shown comparative economic strength. We continue to be cautious about the California municipal bond market due to that state's uncertain fiscal environment; therefore, we do not own any California municipal bonds.

GOING FORWARD, WE BELIEVE THE CURRENT MARKET ENVIRONMENT SHOULD CONTINUE TO PROVIDE MUNICIPAL BOND INVESTORS WITH ATTRACTIVE AFTER-TAX RETURNS. Thank you for choosing to invest in National Tax-Exempt Fund. We are committed to providing you with quality service and look forward to helping you achieve your financial goals.

Sincerely,


/s/ Ronald R. Reuss
Ronald Reuss, Portfolio Manager


/s/ Douglas J. White
Douglas White, Portfolio Manager


VALUE OF $10,000 INVESTED

[GRAPH]

$10,000 INVESTED IN JULY 1988 AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $16,533. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEX OR AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


Average Annualized Total Returns
Through 9/30/95, including 4% sales charge

One Year . . . . . . . . . .5.89%
Five Year. . . . . . . . . .7.51%
Since Inception (7/11/88). .7.21%


DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES WHICH MAY NOT BE WAIVED IN THE FUTURE. OTHERWISE, THE AVERAGE ANNUALIZED TOTAL RETURNS WOULD HAVE BEEN 7.47% FIVE YEAR AND 7.00% SINCE INCEPTION. ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS. SINCE THE FUND'S INCEPTION, THE FUND'S DISTRIBUTOR HAS VOLUNTARILY LIMITED 12B-1 FEES. HAD THE LIMITATION NOT BEEN IN EFFECT, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO COMPOSITION BY RATING
SEPTEMBER 30, 1995

[PIE CHART]

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

MUNICIPAL DERIVATIVE SECURITIES (INVERSE FLOATERS) ACCOUNT FOR 4% OF THE FUND'S TOTAL ASSETS.

                            MINNESOTA TAX-EXEMPT FUND



November 15, 1995

Dear Shareholders:

MINNESOTA TAX-EXEMPT FUND PERFORMED WELL DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, ACHIEVING A 11.38%* TOTAL RETURN. This return includes reinvested distributions but not the fund's sales charge. This compares to the Lipper Minnesota Municipal Bond Funds Average return of 8.77% and the Lehman Brothers Municipal Bond Index return of 11.19%. The fund's positive performance during the past year is primarily due to its holdings of higher-yielding, income-oriented issues and its nearly 8% position in longer-maturity, noncallable zero-coupon bonds. These zero-coupon bonds lengthened the fund's effective duration, which is beneficial in a falling interest rate environment such as we have experienced so far in 1995. The fund's position in inverse floating rate municipal securities also contributed to its positive performance.

THE RECENT STRENGTH OF THE MUNICIPAL BOND MARKET ALSO HAD A POSITIVE IMPACT ON THE FUND. Although competition from the stock market and concerns over current tax reform proposals persist (refer to page 6), municipal bonds became very attractive as yields on longer maturity municipal securities approached 95% of comparable maturity Treasury bonds in early July. We believe this uncertainty regarding tax reform has made municipal bonds a relatively good value.

SINCE WE LAST REPORTED TO YOU IN MARCH, WE SLIGHTLY REDUCED THE FUND'S POSITION OF INVERSE FLOATING RATE MUNICIPAL SECURITIES TO ABOUT 8% OF TOTAL ASSETS AS OF SEPTEMBER 30. Because we sold some of the fund's assets in order to meet redemptions, these securities became too large a portion of the portfolio given our current strategy. However, due to the inverse relationship between interest rates and inverse floating rate securities, these securities contributed to the fund's performance throughout 1995. As rates declined, not only did the values of these securities increase, but their coupons also increased. Inverse floating rate securities remained attractive holdings for the fund as they have continued to provide relatively high tax-exempt cash flow compared to the fund's more traditional fixed rate municipal bonds. While we feel these securities are attractive long-term investments, it's important to realize that in volatile interest rate environments, they can also exhibit increased price and income volatility.

[PHOTO-DOUGLAS WHITE]
FPO 65%
DOUGLAS WHITE, CFA (ABOVE)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF MINNESOTA
TAX-EXEMPT FUND. HE HAS 12 YEARS OF FINANCIAL EXPERIENCE.

Ronald Reuss (pictured on page 2)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF MINNESOTA    TAX-EXEMPT
FUND. HE HAS 26 YEARS OF FINANCIAL EXPERIENCE.


PORTFOLIO COMPOSITION BY SECTOR
SEPTEMBER 30, 1995

[PIE CHART]

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

MUNICIPAL DERIVATIVE SECURITIES (INVERSE FLOATERS) ACCOUNT FOR 8% OF THE FUND'S TOTAL ASSETS.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                            MINNESOTA TAX-EXEMPT FUND


WE ARE IN THE PROCESS OF RESTRUCTURING THE NON-RATED PORTION OF THE PORTFOLIO BY SELLING BONDS THAT ARE CALLABLE IN ONE TO THREE YEARS AND PURCHASING BONDS THAT HAVE CALL PROTECTION FOR EIGHT TO 10 YEARS. At the same time, we are trying to limit the impact on the fund's income since some of the bonds we are selling were issued with higher rates than rates available on comparable issues today. The fund's combination of non-rated securities, which have relatively high yields, and its position in longer-maturity noncallable zero-coupon bonds should allow the fund to generate additional income while taking advantage of potentially declining interest rates. However, this combination may also create increased price volatility in the fund.

WE HAVE DIVERSIFIED THE FUND BY OWNING BOTH GENERAL OBLIGATION AND REVENUE BONDS THROUGHOUT THE STATE. Within the revenue bond category, we are somewhat overweighted in the hospital and nursing home sectors in order to take advantage of Minnesota's leadership in health care reform and legislation. Within the general obligation category, the fund is overweighted in AA-rated school district bonds. This weighting is primarily because the credit quality of many Minnesota school district issues has been raised by a program that allows school districts to apply for state guarantees, enabling them to receive the state's AA credit rating.

MINNESOTA CONTINUES TO ENJOY A DIVERSE ECONOMY WHICH MINIMIZES THE CONCERN OF GEOGRAPHIC DIVERSIFICATION THAT MANY OTHER STATE-SPECIFIC FUNDS EXPERIENCE. No single company or industry dominates in Minnesota -- seven industries account for 8% to 20% of the state's economy. As a result, Minnesota usually has less extreme cycles of expansion and recession than most other states and even the United States as a whole. In addition, the state's unemployment rate is typically one or two percentage points less than the national average.

LOOKING AHEAD, WE BELIEVE THE CURRENT MARKET ENVIRONMENT SHOULD CONTINUE TO PROVIDE MUNICIPAL BOND INVESTORS WITH ATTRACTIVE AFTER-TAX RETURNS. Thank you for investing in Minnesota Tax-Exempt Fund. We remain committed to providing you with quality management service and look forward to helping you reach your financial goals.

Sincerely,


/s/ Douglas J. White
Douglas White, Portfolio Manager


/s/ Ronald R. Reuss
Ronald Reuss, Portfolio Manager



PORTFOLIO COMPOSITION BY RATING
SEPTEMBER 30, 1995
[PIE CHART]

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

VALUE OF $10,000 INVESTED
[GRAPH]


$10,000 INVESTED IN JULY 1988 AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $16,466. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEX OR AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUALIZED TOTAL RETURNS
THROUGH 9/30/95, INCLUDING 4% SALES CHARGE
One Year   . . . . . . . . . . . .6.92%
Five Year  . . . . . . . . . . . .7.50%
Since Inception (7/11/88). . . . .7.14%

ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS. SINCE THE FUND'S INCEPTION, THE FUND'S DISTRIBUTOR HAS VOLUNTARILY LIMITED 12B-1 FEES. HAD THE LIMITATION NOT BEEN IN EFFECT, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                              TAX REFORM PROPOSALS

Over the past several years, a number of tax changes have been proposed by politicians responding to public dissatisfaction. Among these tax reform proposals are a flat tax, a sales tax, a consumed income tax and a progressive income tax. Although there is no certainty when or even if these changes would be enacted, they do have important implications for investors and may have already had some impact on the tax-exempt municipal bond market.

Among the different tax reforms, the flat tax proposal has generated more interest and publicity than any of the other proposals. The concept behind the best-known flat tax proposal by Representative Dick Armey is that it recognizes all taxpayers as equal by taxing all wage or salary income at a flat rate. The flat tax would also do away with current deductions, exemptions and credits such as interest on home mortgage loans, charitable contributions, state and local taxes, and medical expenses. Also under this proposal, Social Security benefits and income from savings and investments would be granted a tax-exempt status.

While there are many varying flat tax initiatives, they all share some common elements of which municipal bond investors should be aware. All flat tax proposals would only tax income from wages and salary and would exempt from tax the interest, dividends and capital gains earned on investments and real estate. Proponents of a flat tax argue that this would encourage more people to save money and would be good for investments.

However, opponents of a flat tax say it would hurt tax-exempt municipal bond investors because municipal bonds currently have interest yields that are lower than taxable interest yields since the interest paid on municipal bonds is free from federal income tax. If all interest income were free of taxes, the advantage of investing in municipal securities would be eliminated and their prices would likely fall because municipal bonds pay lower interest yields than taxable bonds with similar maturities and credit quality. Some analysts believe the possibility of a flat tax has already turned away some municipal bond investors creating a scare in the municipal bond market.

In spite of tax reform's increasing popularity, many taxpayers -- including special interest groups, homeowners and municipal bond investors and issuers, among others -- have too much to lose not to put up a fight. In addition, it would take several years for any type of tax reform to be enacted and implemented and many key members of Congress have already said that any major reform would need to include a provision that would offset the negative impact on existing municipal bond investors. Until there is evidence that a major tax reform is closer to reality, we will maintain our current strategy of managing the municipal funds; however, we will be closely monitoring these tax change proposals. We encourage investors to keep an eye on the tax reform debate as well, but strongly suggest they continue to take advantage of the tax-free income they can earn by investing in municipal bonds.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

NATIONAL TAX-EXEMPT FUND
SEPTEMBER 30, 1995

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.1%):
 MUNICIPAL BONDS (93.3%):

 ARIZONA (1.7%):
  Pima County Industrial Development Authority, 5.20%,
   7/1/10 ............................................. $  1,000,000          963,980
                                                                         ------------

 COLORADO (1.8%):
  Montrose County Health Care Facilities, 8.25%,
   11/1/19 ..............................................  1,000,000        1,041,330
                                                                         ------------

 FLORIDA (0.5%):
  Clay County Industrial Development Revenue, 6.40%,
   3/1/11 ...............................................    300,000(e)       313,654
                                                                         ------------

 GEORGIA (2.0%):
  State General Obligation, 6.75%, 9/1/10 .                1,000,000        1,143,710
                                                                         ------------

 ILLINOIS (8.5%):
  Board of Governors, State College and University,
   7.55%-7.70%, 2/1/16-2/1/22                                425,000          463,045
  Development Financial Authority, 7.38%, 7/1/21 ........    500,000          540,860
  Health Facilities, United Medical Center, 8.38%,
   7/1/12 ...............................................    360,000          434,696
  Rock Island Nursing Home Revenue, 7.00%-7.20%,
   6/1/06-6/1/13 ........................................  1,500,000        1,542,904
  State Sales Tax, Zero-coupon, 4.34%-4.72%,
   6/15/14-6/15/15 ......................................    500,000(b)       307,110
  State Toll Highway Authority, 6.30%, 1/1/12 ...........  1,000,000        1,054,220
  Will County Community School District, 6.10%,
   1/1/09 ...............................................    500,000          518,265
                                                                         ------------
                                                                            4,861,100
                                                                         ------------

 INDIANA (12.3%):
  Elberfeld J H Castle School, Zero-coupon, 6.30%,
   7/15/07 ..............................................    500,000(b)       259,460
  Evansville University Educational Facility, 8.13%,
   11/1/10 ..............................................    500,000          547,365
  Hammond School Building Corporation, 6.00%, 1/15/13 ...  1,000,000        1,024,850
  IPS School Building Corporation, 6.15%, 1/15/16 .......  1,200,000        1,223,568
  Lake County Redevelopment Authority, 6.50%, 2/1/16 ....    800,000          840,880
  Municipal Power Agency, 6.00%, 1/1/11-1/1/12 ..........  2,000,000        2,092,260
  Seymour Community High School Building Corporation,
   6.25%, 1/15/14 .......................................  1,000,000        1,019,360
                                                                         ------------
                                                                            7,007,743
                                                                         ------------

 IOWA (0.8%):
  State Financial Authority, 5.50%, 6/15/15                  500,000          490,520
                                                                         ------------

 LOUISIANA (0.6%):
  St. Charles Parish Pollution Control Revenue, 8.00%,
   12/1/14 ..............................................    300,000          336,081
                                                                         ------------

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------

 MASSACHUSETTS (1.8%):
  Water Authority, 6.00%, 8/1/14 ...................... $  1,000,000        1,003,850
                                                                         ------------

 MICHIGAN (1.6%):
  State Hospital Finance Authority, 5.88%, 7/1/18 .......  1,100,000          967,934
                                                                         ------------

 MINNESOTA (3.4%):
  Brooklyn Center Health Care Facility, 7.60%,
   12/1/18 ..............................................    400,000          411,920
  Roseville Housing Facility Revenue, 7.13%, 10/1/13 ....  1,000,000        1,027,680
  St. Paul Housing-Como Lake Project, 7.50%, 3/1/26 .....    500,000(f)       490,000
                                                                         ------------
                                                                            1,929,600
                                                                         ------------

 MONTANA (0.5%):
  Sidney Nursing Home Revenue, 9.00%, 6/1/11 ............    250,000          272,902
                                                                         ------------

 NEVADA (0.4%):
  Sparks Redevelopment Agency, 8.10%, 3/1/07 ............    200,000          213,724
                                                                         ------------

 NEW MEXICO (6.3%):
  Mortgage Finance Authority, 6.20%-6.40%,
   7/1/15-7/1/15 ........................................  3,350,000        3,573,910
                                                                         ------------

 NORTH DAKOTA (7.6%):
  Mercer County Pollution Control Revenue, 7.20%,
   6/30/13 ..............................................  3,700,000        4,327,890
                                                                         ------------

 OKLAHOMA (1.0%):
  Mental Health Facility, Series A, 7.80%-8.30%,
   4/1/98-10/1/04 .......................................    560,000          599,049
                                                                         ------------
                                                                              599,049
                                                                         ------------

 SOUTH DAKOTA (5.7%):
  Health and Education Facility Revenue, 6.50%-8.00%,
   8/1/06-8/1/12 ........................................  1,700,000        1,802,168
  Housing Development Authority, 6.65%, 5/1/14 ..........  1,135,000        1,183,090
  Lead Sales Tax Revenue-Community Center, 8.88%,
   10/1/18 ..............................................    240,000          252,547
                                                                         ------------
                                                                            3,237,805
                                                                         ------------

 TEXAS (21.6%):
  Austin Employment Commission, 8.10%-8.45%,
   8/1/01-8/1/08 ........................................    440,000          448,980
  Carrolton Public Improvement Revenue, 6.13%-6.13%,
   8/15/13-8/15/14 ......................................  2,000,000        2,045,840
  Crandall Independent School District, 6.00%,
   2/15/18 ..............................................  1,000,000        1,009,080
  Cypress-Fairbanks Independent School District, 5.75%,
   2/15/16 ..............................................  1,275,000        1,250,915
  Cypress-Fairbanks Independent School District,
   Zero-Coupon, 6.15%, 2/15/12 .                           5,000,000(b)     1,904,800
  Dallas-Fort Worth Airport Revenue, 6.00%, 11/1/12 .....  1,000,000        1,009,690

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

NATIONAL TAX-EXEMPT FUND
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
  Fort Bend Independent School District, 5.00%,
   2/15/14 ............................................ $    975,000          888,498
  Harts Bluff Independent School District, 8.60%-8.80%,
   11/15/98-11/15/00 ....................................    100,000          101,685
  Houston Employment Commission, 7.85%-8.05%,
   5/1/04-5/1/07 ........................................    135,000          137,756
  Plano Independent School District, 5.50%, 2/15/13 .....    400,000          391,220
  Round Rock Independent School District, 6.10%,
   8/1/11 ...............................................  1,580,000        1,635,964
  Weatherford Utility System Revenue, 5.70%, 9/1/13 .....  1,500,000        1,475,130
                                                                         ------------
                                                                           12,299,558
                                                                         ------------
 UTAH (5.2%):
  Carbon County Road Improvement, 7.90%, 8/1/04 .........    300,000          317,460
  Iron County School District, 6.50%, 1/15/13 ...........  2,500,000        2,625,925
                                                                         ------------
                                                                            2,943,385
                                                                         ------------
 WASHINGTON (2.9%):
  King County School District, 5.55%, 12/1/11 ...........  1,000,000          975,950
  Public Power Supply-Project No. 3, 7.13%, 7/1/16 ......    600,000          664,224
                                                                         ------------
                                                                            1,640,174
                                                                         ------------
 WISCONSIN (7.1%):
  Dallas Nursing Home Revenue, 6.25%, 5/1/19 ............  1,020,000          970,510
  Kenosha Golf Course Revenue, 7.63%-7.63%,
   12/1/14-12/1/17 ......................................    460,000          490,164
  State Clean Water Revenue, 5.80%, 6/1/14 ..............    500,000          499,385
  State Health Facilities Authority-Franciscan, 6.13%,
   11/15/15 .............................................  2,000,000        2,012,580
  Watertown Community Development Authority, 8.50%,
   3/1/19 ...............................................     95,000          100,488
                                                                         ------------
                                                                            4,073,127
                                                                         ------------

   Total Municipal Bonds
    (cost: $51,304,212) .................................                  53,241,025
                                                                         ------------

MUNICIPAL DERIVATIVE SECURITIES (3.8%)(C):
  Illinois Health Facilities Authority, inverse floater,
   9.32%, 6/19/15 .......................................  1,000,000        1,071,250
  North Central Texas Health Facility, inverse floater,
   9.38%, 6/22/21 .......................................  1,000,000        1,080,000
                                                                         ------------

   Total Municipal Derivative Securities
    (cost: $2,000,000) ..................................                   2,151,250
                                                                         ------------

   Total Municipal Long-Term Securities
    (cost: $53,304,212) .................................                  55,392,275
                                                                         ------------

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------

MUNICIPAL SHORT-TERM SECURITIES (1.8%)(D):
 MINNESOTA (1.8%):
  Minneapolis International Center, 2.56%, 9/1/13 (cost:
   $1,000,000) ........................................ $  1,000,000        1,000,000
                                                                         ------------

   Total Investments in Securities (98.9%)
    (cost: $54,304,212)(g) ..............................                  56,392,275
                                                                         ------------

   Other assets in excess of liabilities (1.1%) .........                     668,378
                                                                         ------------
   Net assets (100.0%) ................................ $                  57,060,653
                                                                         ------------
                                                                         ------------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(C) INVERSE FLOATER -- REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECLINE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1995.
(D) VARIABLE RATE NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS EFFECTIVE RATE ON SEPTEMBER 30, 1995.
(E)  SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM
     AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS.
(F)  NON-INCOME PRODUCING SECURITY AS TO PAYMENT OF PRINCIPAL AND OR INTEREST.
(G) AT SEPTEMBER 30, 1995, THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $54,265,862. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   2,327,324
      GROSS UNREALIZED DEPRECIATION ......    (200,911)
                                            ----------
        NET UNREALIZED APPRECIATION: ... $   2,126,413
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA TAX-EXEMPT FUND
SEPTEMBER 30, 1995

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (98.3%):
MUNICIPAL BONDS (89.8%)
 EDUCATION REVENUE (2.5%):
  Higher Education Facility - Carleton College, 5.75%,
   11/1/12 ............................................ $  1,050,000        1,057,381
  Higher Education Facility - University of St. Thomas,
   6.20%-6.38%, 3/1/14-3/1/20 ...........................  1,400,000        1,397,147
  Higher Education Facility - Vermillion Community
   College, 6.00%, 1/1/13 ...............................    920,000          916,955
                                                                         ------------
                                                                            3,371,483
                                                                         ------------

 ELECTRIC REVENUE (10.7%):
  Southern Municipal Power Agency, 4.85%-5.00%,
   1/1/07-1/1/10 ........................................  3,000,000        2,780,730
  Southern Municipal Power Agency, 5.00%, 1/1/12 ........  4,000,000        3,709,440
  Southern Municipal Power Agency, Zero-Coupon,
   6.20%-6.85%, 1/1/19-1/1/23 ...........................  31,800,000(b)    7,150,213
  Western Municipal Power Agency, 9.75%, 1/1/16 .........    410,000          620,510
                                                                         ------------
                                                                           14,260,893
                                                                         ------------

 GENERAL OBLIGATIONS (23.3%):
  Chaska Independent School District, 5.88%-6.00%,
   2/1/11-2/1/16 ........................................  10,215,000      10,361,277
  Columbia Heights Capital Appreciation, Zero-Coupon,
   7.18%, 9/1/08 ........................................    470,000(b)       221,135
  Mahtomedi Independent School District, 5.75%,
   2/1/17 ...............................................  1,000,000        1,002,050
  Minneapolis Capital Appreciation, Series A,
   Zero-Coupon, 5.70%-5.75%, 12/1/09-12/1/12 ............  3,420,000(b)     1,447,270
  Minneapolis-St. Paul Metropolitan Council, 5.60%,
   6/1/15 ...............................................  2,400,000        2,354,928
  North Branch Independent School District, 5.60%,
   2/1/13 ...............................................  1,500,000        1,485,105
  Rosemount Independent School District, Zero-Coupon,
   5.99%-6.00%, 3/1/07-3/1/08 ...........................  2,450,000(b)     1,272,846
  Rosemount Independent School District, 5.88%,
   6/1/12-6/1/13 ........................................  2,000,000        2,020,090
  South Washington Independent School District, 5.85%,
   6/1/15 ...............................................    500,000          499,950
  St. Paul Independent School District No. 625,
   5.90%-6.00%, 2/1/11-2/1/15 ...........................  5,000,000        5,059,870
  St. Paul Independent School District No. 625, Zero
   Coupon, 7.06%, 7/1/12 ................................    650,000(b)       242,177
  Wayzata Independent School District, 5.95%-6.00%,
   2/1/13-2/1/16 ........................................  3,000,000        3,023,920
  White Bear Lake Independent School District, 6.00%,
   2/1/12-2/1/14 ........................................  2,175,000        2,216,274
                                                                         ------------
                                                                           31,206,892
                                                                         ------------

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------

 HEALTH SERVICE/HMOS (3.8%):
  Coon Rapids Medical Clinic, 6.00%, 5/1/03 ........... $  1,140,000        1,163,575
  Duluth Clinic Health Care Facilities, 6.30%,
   11/1/22 ..............................................    205,000          211,419
  Minneapolis-St. Paul, Health One Obligated Group,
   5.00%-5.60%, 8/15/12-8/15/25 .........................  4,085,000        3,738,129
                                                                         ------------
                                                                            5,113,123
                                                                         ------------

 HOSPITAL REVENUE (11.1%):
  Bemidji Hospital Revenue, 6.88%, 4/1/08                     85,000           86,193
  Breckenridge Hospital Revenue, 9.38%, 9/1/17 ..........    350,000          390,247
  Chisago City Health Facility-Pleasant Heights, 7.30%,
   7/1/25 ...............................................    400,000          398,008
  Mankato Hospital Revenue, Emmanuel, 6.30%, 8/1/22 .....  1,500,000        1,512,975
  Minneapolis Hospital Facilities-Children's Medical
   Center, 7.00%, 12/1/20 ...............................  3,000,000        3,347,670
  Northern Itasca Hospital Revenue, 7.50%-8.00%,
   7/1/03-7/1/11 ........................................    830,000          865,684
  Northfield Hospital Revenue, 7.00%, 12/1/05-12/1/08 ...  1,690,000        1,757,743
  Rochester Health Care, 6.03%, 11/15/15 .                 2,500,000        2,492,875
  Roseau Hospital District Revenue, 7.20%,
   10/1/11-10/1/13 ......................................    730,000          746,332
  South St. Paul, Healtheast, 6.75%, 11/1/09 ............  2,000,000        2,058,020
  Worthington Hospital Revenue, 6.50%,
   12/1/10-12/1/12 ......................................  1,230,000        1,246,656
                                                                         ------------
                                                                           14,902,403
                                                                         ------------

 HOUSING REVENUE (16.4%):
  Austin Housing Courtyard Project-Series A, 7.25%,
   1/1/26 ...............................................    500,000          498,700
  Coon Rapids, Woodland Apartments, 5.63%, 12/1/09 ......  1,065,000        1,065,937
  Dakota County Housing and Redevelopment, 8.10%,
   9/1/12 ...............................................    790,000          848,444
  Eden Prairie Housing Revenue, 9.00%, 8/1/97 ...........    290,000(f)       290,000
  Fairmount Housing-Maplewood Project, 8.50%, 7/1/15 ....    900,000          951,093
  Maplewood-Hazel Ridge Project, 8.50%-9.25%,
   12/1/97-12/1/00 ......................................    665,000          686,946
  Maplewood-Mounds Park Academy Project, 7.00%,
   9/1/23 ...............................................  1,500,000        1,613,160
  Minneapolis Community Development Agency, 7.88%-8.25%,
   6/1/02-7/1/17 ........................................    645,000          691,997
  Minneapolis Housing and Urban Development, 7.88%-8.25%,
   2/1/06-2/1/18 ........................................  2,810,000        2,885,622
  Minneapolis Housing Revenue-Seward Towers, 7.38%,
   12/20/30 .............................................  1,370,000        1,456,214
  Minneapolis Housing-Churchill Apartments, 7.05%,
   10/1/22 ..............................................    750,000          785,895
  Minnetonka Housing Revenue, 7.50%, 12/1/27 ............    500,000          533,420

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA TAX-EXEMPT FUND
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
  Roseville Housing Facility Revenue, 7.13%, 10/1/13 ...$  2,000,000        2,055,360
  St. Cloud-Northway Housing Project, 7.50%, 12/1/18 ....    500,000          531,615
  St. Louis Park Community Housing, 7.38%, 12/1/28 ......    500,000          519,780
  St. Louis Park Rental Housing-Tamarind Project, 5.50%,
   11/1/13 ..............................................  3,225,000        3,065,330
  St. Paul Housing-Como Lake Project, 7.50%, 3/1/26 .....  1,500,000(f)     1,470,000
  St. Paul Multi-family, Peoples Inc., 8.00%,
   12/1/95-12/1/00 ......................................    440,000          450,502
  State Housing and Finance Agency, Series A,
   7.05%-9.50%, 2/1/17-8/1/27 ...........................    575,000          604,014
  State Housing and Finance Agency, Series B, 9.38%,
   2/1/18 ...............................................    505,000          529,801
  State Housing and Finance Agency, Series C,
   7.00%-7.65%, 7/1/08-7/1/16 ...........................    380,000          409,648
                                                                         ------------
                                                                           21,943,478
                                                                         ------------

 INDUSTRIAL DEVELOPMENT REVENUE (0.8%):
  Duluth Economic Development Revenue, 8.00%, 8/1/08 ....    325,000          360,006
  Fridley Industrial Development Revenue, 7.00%-7.10%,
   6/1/99-6/1/00 ........................................    300,000          310,783
  Shakopee Industrial Development, 5.65%-7.50%,
   12/1/95-12/1/08 ......................................    415,000(e)       437,787
                                                                         ------------
                                                                            1,108,576
                                                                         ------------

 LEASING REVENUE (5.3%):
  Hastings Housing and Redevelopment Authority, 6.50%,
   2/1/14 ...............................................  1,000,000        1,015,010
  Hennepin County Certificates of Participation,
   6.65%-6.80%, 11/15/08-5/15/17 ........................  3,625,000        3,902,175
  Little Canada Community Development, 7.10%, 4/1/13 ....  1,880,000        1,911,603
  Melrose City Center Project, 7.80%-8.00%,
   2/1/02-8/1/04 ........................................    270,000          296,272
                                                                         ------------
                                                                            7,125,060
                                                                         ------------

 NURSING HOME REVENUE (12.3%):
  Brooklyn Center Health Care Facility, 7.60%,
   12/1/18 ..............................................    900,000          926,820
  Faribault-St. Lukes Health and Welfare, 8.75%-9.00%,
   2/1/11-2/1/21 ........................................    480,000          432,000
  Glencoe Health Care System, 8.50%, 12/1/15 ............    575,000          611,794
  Hopkins-Augustana Home, 8.25%-9.00%, 7/1/05-7/1/20 ....  1,070,000        1,136,554
  Litchfield Health Care, 8.75%, 8/1/20 .................    500,000          551,125
  Little Canada Presbyterian Home, 7.00%, 7/1/07 ........    700,000          724,969
  Maplewood Health Care Facility, 7.50%, 10/1/24 ........  1,500,000        1,538,370
  Minneapolis-Careview Home Inc., 8.00%, 5/1/21 .........    250,000          262,315

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
  Plymouth Health Care Facility, 6.13%-7.50%,
   8/1/14-8/1/24 ...................................... $  5,600,000        5,717,706
  Red Wing Elderly Housing-River Region, 6.40%,
   9/1/12 ...............................................  1,000,000        1,013,110
  Rushford-Good Shepherd Nursing Home, 9.00%, 11/1/06 ...    200,000          200,878
  Sleepy Eye Health Care Facility, 9.25%, 11/1/20 .......    500,000          547,845
  Springfield Nursing Home, 8.50%, 11/1/19 ..............    250,000          273,168
  St. Anthony Elderly Housing, 10.25%,
   12/1/98-12/1/15 ......................................    810,000          857,845
  White Bear Lake Care Center, 8.25%, 11/1/12 ...........  1,500,000        1,625,535
                                                                         ------------
                                                                           16,420,034
                                                                         ------------

 OTHER REVENUE (1.9%):
  Moorhead Economic Development Revenue, 8.00%,
   9/1/11 ...............................................  1,000,000        1,058,520
  Moorhead Golf Course Revenue, 7.75%, 12/1/15 ..........  1,165,000        1,292,136
  Olmsted County Hiawatha Children's Home, 6.50%,
   7/1/16 ...............................................    205,000          201,991
                                                                         ------------
                                                                            2,552,647
                                                                         ------------

 PARKING REVENUE (1.7%):
  St. Paul Housing and Redevelopment Authority, 6.45%,
   8/1/07 ...............................................  2,000,000        2,197,220
                                                                         ------------

   Total Municipal Bonds
    (cost: $115,688,177)  ...............................                 121,001,809
                                                                         ------------

MUNICIPAL DERIVATIVE SECURITIES (8.5%)(C):
  Osseo Independent School District, inverse floater,
   6.55%, 2/1/14 ........................................  3,195,000        2,819,587
  Richfield Independent School District, inverse floater,
   5.73%, 2/1/15 ........................................  2,365,000        2,054,594
  Southern Municipal Power Agency, inverse floater,
   7.20%, 1/1/18 ........................................  1,000,000          947,500
  St. Cloud General Obligation, inverse floater, 8.25%,
   8/1/13 ...............................................  5,200,000        5,564,000
                                                                         ------------

   Total Municipal Derivative Securities
    (cost: $10,730,776)  ................................                  11,385,681
                                                                         ------------

   Total Municipal Long-Term Securities
    (cost: $126,418,953)  ...............................                 132,387,490
                                                                         ------------

MUNICIPAL SHORT-TERM SECURITIES (1.4%)(D):
  Mankato Sales Tax Revenue, 2.32%, 2/1/18 ..............    200,000          200,000
  Minneapolis International Center, 2.56%, 9/1/13 .......    500,000          500,000
  Southern Municipal Power Agency Supply, 3.80%,
   1/1/18 ...............................................    800,000          800,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA TAX-EXEMPT FUND
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
  State Higher Education, Macalaster College, 3.55%,
   3/1/24 ............................................. $    400,000          400,000
                                                                         ------------

   Total Municipal Short-Term Securities
    (cost: $1,900,000)  .................................                   1,900,000
                                                                         ------------

   Total Investments in Securities (99.7%)
    (cost: $128,318,953)(g)  ............................                 133,487,490
                                                                         ------------

   Other assets in excess of liabilities (0.3%)  ........                     369,615
                                                                         ------------
   Net assets (100.0%) ................................ $                 133,857,105
                                                                         ------------
                                                                         ------------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(C) INVERSE FLOATER -- REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECLINE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1995.
(D) VARIABLE RATE NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS EFFECTIVE RATE ON SEPTEMBER 30, 1995.
(E)  SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT
     MEMORANDUM MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS.
(F)  NON-INCOME PRODUCING SECURITY AS TO PAYMENT OF PRINCIPAL AND OR INTEREST.
(G) AT SEPTEMBER 30, 1995, THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $128,223,445. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   5,869,334
      GROSS UNREALIZED DEPRECIATION ......    (605,288)
                                            ----------
        NET UNREALIZED APPRECIATION .... $   5,264,046
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                                               National      Minnesota
                                                              Tax-Exempt     Tax-Exempt
                                                                 Fund           Fund
                                                              -----------   ------------

ASSETS:
  Investments in securities, at market value* (note 2) ... $  56,392,275    133,487,490
  Cash in bank on demand deposit ...........................      57,281         77,739
  Accrued interest receivable ..............................     878,341      2,107,955
                                                              -----------   ------------
      Total assets .........................................  57,327,897    135,673,184
                                                              -----------   ------------

LIABILITIES:
  Dividends payable to shareholders ($0.044 per share and
    $0.055 per share, respectively) ........................     234,010        678,720
  Payable for investment securities purchased ..............          --      1,040,743
  Payable for fund shares redeemed .........................          --         19,051
  Accrued investment management fee ........................      23,739         55,404
  Accrued distribution fee .................................       9,495         22,161
                                                              -----------   ------------
      Total liabilities ....................................     267,244      1,816,079
                                                              -----------   ------------
Net assets applicable to outstanding capital stock ....... $  57,060,653    133,857,105
                                                              -----------   ------------
                                                              -----------   ------------

REPRESENTED BY:
  Capital stock - authorized 2 billion shares for each fund
    of $0.01 par value; outstanding, 5,336,531 and
    12,377,572 shares, respectively ...................... $      53,365        123,776
  Additional paid-in capital ...............................  56,141,008    130,221,308
  Distributions in excess of net investment income .........     (18,052)       (68,427)
  Accumulated net realized loss on investments .............  (1,203,731)    (1,588,089)
  Unrealized appreciation of investments ...................   2,088,063      5,168,537
                                                              -----------   ------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $  57,060,653    133,857,105
                                                              -----------   ------------
                                                              -----------   ------------

Net asset value per share of outstanding capital stock ... $       10.69          10.81
                                                              -----------   ------------
                                                              -----------   ------------

* Investments in securities, at identified cost .......... $  54,304,212    128,318,953
                                                              -----------   ------------
                                                              -----------   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                               National     Minnesota
                                                              Tax-Exempt    Tax-Exempt
                                                                 Fund          Fund
                                                              ----------   ------------

INCOME:
  Interest ............................................... $  3,801,725      9,465,795
                                                              ----------   ------------

EXPENSES (NOTE 5):
  Investment management fee ................................    298,729        706,675
  Distribution fee .........................................    179,120        423,691
  Custodian, accounting and transfer agent fees ............     91,210        171,191
  Shareholder account servicing fees .......................      9,764         16,947
  Registration fees ........................................     19,740         21,772
  Reports to shareholders ..................................      7,863         10,567
  Directors' fees ..........................................      1,890          1,953
  Audit and legal fees .....................................     35,965         37,307
  Other expenses ...........................................      6,881         12,408
                                                              ----------   ------------
      Total expenses .......................................    651,162      1,402,511
  Less expenses waived by the distributor ..................    (49,586)      (117,340)
                                                              ----------   ------------
      Net expenses before expenses paid indirectly .........    601,576      1,285,171
  Less expenses paid indirectly ............................     (5,713)       (13,419)
                                                              ----------   ------------
      Total net expenses ...................................    595,863      1,271,752
                                                              ----------   ------------
      Net investment income ................................  3,205,862      8,194,043
                                                              ----------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain (loss) on investments (note 3) .........   (286,382)       594,780
  Net change in unrealized appreciation or depreciation of
    investments ............................................  2,746,079      5,979,488
                                                              ----------   ------------
    Net gain on investments ................................  2,459,697      6,574,268
                                                              ----------   ------------

      Net increase in net assets resulting from
        operations ....................................... $  5,665,559     14,768,311
                                                              ----------   ------------
                                                              ----------   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          Minnesota Tax-Exempt Fund
                                                               National Tax-Exempt Fund
                                                              --------------------------  --------------------------
                                                               Year Ended    Year Ended    Year Ended    Year Ended
                                                                9/30/95        9/30/94      9/30/95        9/30/94
                                                              ------------   -----------  ------------   -----------

OPERATIONS:
  Net investment income .................................. $    3,205,862      3,866,876    8,194,043      9,571,361
  Net realized gain (loss) on investments ..................     (286,382)      (868,089)     594,780     (2,119,865)
  Net change in unrealized appreciation or depreciation of
    investments ............................................    2,746,079     (7,432,100)   5,979,488    (12,891,538)
                                                              ------------   -----------  ------------   -----------

    Net increase (decrease) in net assets resulting from
      operations ...........................................    5,665,559     (4,433,313)  14,768,311     (5,440,042)
                                                              ------------   -----------  ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ....................................   (3,195,698)    (3,859,658)  (8,169,500)    (9,544,448)
  Net realized gains .......................................      --          (2,167,693)     --          (2,988,331)
                                                              ------------   -----------  ------------   -----------
    Total distributions ....................................   (3,195,698)    (6,027,351)  (8,169,500)   (12,532,779)
                                                              ------------   -----------  ------------   -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Proceeds from sales (note 3) .............................    7,261,365     10,392,732   10,065,315     31,585,817
  Proceeds from shares issued for reinvestment of
    distributions ..........................................    1,894,074      4,335,686    6,920,383      8,976,055
  Payments for shares redeemed .............................  (22,514,103)   (15,007,854) (52,194,970)   (28,813,580)
                                                              ------------   -----------  ------------   -----------
    Increase (decrease) in net assets from capital share
      transactions .........................................  (13,358,664)      (279,436) (35,209,272)    11,748,292
                                                              ------------   -----------  ------------   -----------
      Total decrease in net assets .........................  (10,888,803)   (10,740,100) (28,610,461)    (6,224,529)

Net assets at beginning of year ............................   67,949,456     78,689,556  162,467,566    168,692,095
                                                              ------------   -----------  ------------   -----------

Net assets at end of year ................................ $   57,060,653     67,949,456  133,857,105    162,467,566
                                                              ------------   -----------  ------------   -----------
                                                              ------------   -----------  ------------   -----------

Distributions in excess of net investment income ......... $      (18,052)       (10,164)     (68,427)       (24,543)
                                                              ------------   -----------  ------------   -----------
                                                              ------------   -----------  ------------   -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                 Piper Funds Inc. (the company) was
                 incorporated on November 12, 1986, and is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company that currently includes a series of 13 individual funds, including National Tax-Exempt Fund and Minnesota Tax-Exempt Fund (the funds), which are classified as diversified and nondiversified funds, respectively. The company's articles of incorporation permit the board of directors to create additional funds in the future.
(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
                 INVESTMENTS IN SECURITIES
                 The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Open financial futures contracts are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                 Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                 Minnesota Tax-Exempt Fund concentrates its investments in the state of Minnesota and, therefore, may have more credit risks related to the economic conditions in Minnesota than a fund with broader geographical diversification.

                 FUTURES TRANSACTIONS
                 In order to gain exposure to or protect
                 against changes in the market, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                 Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                 Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value prior to their delivery. The funds maintain, in segregated accounts with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' NAVs to the extent the funds make such purchases while remaining substantially fully invested. As of September 30, 1995, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund had no outstanding when-issued or forward-commitments.

                 FEDERAL TAXES
                 The funds intend to comply with the
                 requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute their taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise tax.

                 Net investment income and net realized gains
                 (losses) may differ for financial statement and tax purposes primarily because of market discount amortization and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                 On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                                     National     Minnesota
                                                    Tax-Exempt   Tax-Exempt
                                                       Fund         Fund
                                                    -----------  -----------
Decrease accumulated net realized loss on
  investments . $                                       18,052       68,427
Increase distributions in excess of net investment
  income                                               (18,052)     (68,427)
                                                    -----------  -----------
Decrease additional paid-in capital ............ $          --           --
                                                    -----------  -----------
                                                    -----------  -----------

                 DISTRIBUTIONS TO SHAREHOLDERS
                 Distributions to shareholders from net
                 investment income are declared daily and paid monthly in cash or reinvested in additional shares. Distributions from net realized gains, if any, will be made on an annual basis for the funds.

                 REPURCHASE AGREEMENTS
                 The funds, along with other affiliated
                 registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount in the event of default. There were no repurchase agreements during the year ended September 30, 1995.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
                 For the year ended September 30, 1995, the cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, aggregated $16,588,362 and $34,860,619, respectively, for
                 National Tax-Exempt Fund and $42,389,416 and
                 $75,678,002, respectively, for Minnesota
                 Tax-Exempt Fund.

(4) CAPITAL SHARE
    TRANSACTIONS
                 Transactions in shares of each fund for the year ended September 30, 1995, and the year ended September 30, 1994, were as follows:

                                                       National      Minnesota
                                                      Tax-Exempt     Tax-Exempt
                                                         Fund           Fund
                                                      -----------   ------------
1995
  Sold .............................................     713,082        987,596
  Issued for reinvested distributions ..............     183,824        659,450
  Redeemed .........................................  (2,212,011)    (5,070,335)
                                                      -----------   ------------
    Decrease .......................................  (1,315,105)    (3,423,289)
                                                      -----------   ------------
                                                      -----------   ------------
1994:
  Sold .............................................     946,571      2,906,092
  Issued for reinvested distributions ..............     392,012        822,244
  Redeemed .........................................  (1,379,254)    (2,684,060)
                                                      -----------   ------------
    Increase (decrease) ............................     (40,671)     1,044,276
                                                      -----------   ------------
                                                      -----------   ------------

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(5) FEES AND
EXPENSES
                 The company has entered into an investment advisory and management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.50% of the first $250 million in net assets, 0.45% of the next $250 million and 0.40% of net assets in excess of $500 million.

                 Each fund also pays Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, a monthly fee in connection with the servicing of the fund's shareholder accounts and in connection with distribution-related services provided to each fund. Such fee is charged on a monthly basis and is limited to a maximum of 1/12 of 0.30% of average daily net assets for each fund. The 0.30% fee includes 0.25% payable as a servicing fee and 0.05% payable as a distribution fee. For the year ended September 30, 1995, Piper Jaffray voluntarily agreed to limit the fee to an annual rate of 0.22% of average daily net assets for the funds.

                 Each of the funds has also entered into
                 shareholder account servicing agreements under which Piper Jaffray performs various transfer and dividend disbursing agent services. The fee, which is paid monthly to Piper Jaffray for providing such service, is equal to an annual rate of $7.50 per active shareholder account and $1.50 per closed shareholder account.

                 In addition to the above fees, each fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, and other miscellaneous expenses.

                 Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the funds.

                 Sales charges by Piper Jaffray for
                 distributing the funds' shares were $36,355 for National Tax-Exempt Fund and $83,956 for
                 Minnesota Tax-Exempt Fund for the year ended
                 September 30, 1995.

(6) CAPITAL LOSS
   CARRY-FORWARD
                 For federal income tax purposes, National
                 Tax-Exempt Fund and Minnesota Tax- Exempt Fund had capital loss carryovers at September 30, 1995, of $1,177,851 and $1,588,089,
                 respectively, which if not offset by
                 subsequent capital gains will expire September 30, 2003 and 2004 for National Tax-Exempt Fund and 2003 for Minnesota Tax-Exempt Fund. It is unlikely that the board of directors will authorize a distribution of any net realized gains until the portfolios' capital loss carryovers have been offset or expire.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:
                 NATIONAL TAX-EXEMPT FUND

                                                              Fiscal year ended September 30,
                                                    ----------------------------------------------------
                                                        1995        1994      1993      1992      1991
                                                    ------------   -------   -------   -------   -------
PER-SHARE DATA

Net asset value, beginning of year ............. $      10.22       11.76     10.94     10.51      9.91
                                                       ------      -------   -------   -------   -------
Operations:
  Net investment income...........................       0.60        0.57      0.61      0.66      0.68
  Net realized and unrealized gains (losses) on
   investments....................................       0.47       (1.21)     0.94      0.43      0.60
                                                       ------      -------   -------   -------   -------
    Total from operations.........................       1.07       (0.64)     1.55      1.09      1.28
                                                       ------      -------   -------   -------   -------
  Distributions to shareholders:
    From net investment income++..................      (0.60)      (0.57)    (0.61)    (0.66)    (0.68)
    From net realized capital gains...............         --       (0.33)    (0.12)       --        --
                                                       ------      -------   -------   -------   -------
    Total distributions to shareholders...........      (0.60)      (0.90)    (0.73)    (0.66)    (0.68)
                                                       ------      -------   -------   -------   -------
Net asset value, end of year ................... $      10.69       10.22     11.76     10.94     10.51
                                                       ------      -------   -------   -------   -------
                                                       ------      -------   -------   -------   -------

SELECTED INFORMATION

Total return+.....................................      10.30%      (5.72%)   14.76%    10.68%    13.31%

Net assets at end of year (in millions) ........ $         57          68        79        59        46
Ratio of expenses to average daily net
  assets+++.......................................       1.01%       0.93%     0.94%     0.94%     0.92%
Ratio of net investment income to average daily
  net assets......................................       5.37%       5.25%     5.42%     6.13%     6.59%
Portfolio turnover rate (excluding short-term
  securities).....................................         28%         65%       43%       35%       59%

+ TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE YEAR, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
++ AMOUNTS INCLUDED IN DISTRIBUTIONS FROM NET INVESTMENT INCOME THAT ARE TAXABLE FOR FEDERAL INCOME TAX PURPOSES ARE $0.001 PER SHARE FOR THE YEAR ENDED SEPTEMBER 30, 1991.
+++ DURING THE PERIODS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD NATIONAL
     TAX-EXEMPT FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS: 1.09%/5.29% IN FISCAL 1995, 1.03%/5.15% IN FISCAL 1994, 1.04%/5.32% IN FISCAL 1993, 1.10%/5.97% IN
     FISCAL 1992, AND 1.15%/6.36% IN FISCAL 1991. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECTS OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
    (CONTINUED)
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:
                 MINNESOTA TAX-EXEMPT FUND

                                                                Fiscal year ended September 30,
                                                    -------------------------------------------------------
                                                        1995         1994       1993       1992      1991
                                                    ------------   --------   --------   --------   -------
PER-SHARE DATA

Net asset value, beginning of year ............. $      10.28        11.43      10.79      10.46      9.92
                                                       ------      --------   --------   --------   -------
Operations:
  Net investment income...........................       0.66         0.61       0.62       0.64      0.66
  Net realized and unrealized gains (losses) on
   investments....................................       0.53        (0.95)      0.68       0.33      0.54
                                                       ------      --------   --------   --------   -------
    Total from operations.........................       1.19        (0.34)      1.30       0.97      1.20
                                                       ------      --------   --------   --------   -------
  Distributions to shareholders:
    From net investment income++..................      (0.66)       (0.61)     (0.62)     (0.64)    (0.66)
    From net realized capital gains...............         --        (0.20)     (0.04)        --        --
                                                       ------      --------   --------   --------   -------
    Total distributions to shareholders...........      (0.66)       (0.81)     (0.66)     (0.64)    (0.66)
                                                       ------      --------   --------   --------   -------
Net asset value, end of year ................... $      10.81        10.28      11.43      10.79     10.46
                                                       ------      --------   --------   --------   -------
                                                       ------      --------   --------   --------   -------

SELECTED INFORMATION

Total return+.....................................      11.38%       (3.14%)    12.52%      9.56%    12.49%

Net assets at end of year (in millions) ........ $        134          162        169        132        83
Ratio of expenses to average daily net
  assets+++.......................................       0.91%        0.89%      0.91%      0.93%     0.92%
Ratio of net investment income to average daily
  net assets......................................       5.80%        5.61%      5.62%      6.00%     6.44%
Portfolio turnover rate (excluding short-term
  securities).....................................         30%          44%        29%        35%       22%

+ TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE YEAR, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
++ AMOUNTS INCLUDED IN DISTRIBUTIONS FROM NET INVESTMENT INCOME THAT ARE TAXABLE FOR FEDERAL INCOME TAX PURPOSES ARE $0.003 AND $0.001 PER SHARE FOR THE YEARS ENDED SEPTEMBER 30, 1992 AND 1991.
+++ DURING THE PERIODS REFLECTED ABOVE, THE ADVISOR AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD MINNESOTA TAX-EXEMPT FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS
     FOLLOWS: 0.99%/5.72% IN FISCAL 1995, 0.99%/5.51% IN FISCAL 1994,
     1.00%/5.53% IN FISCAL 1993, 1.01%/5.92% IN FISCAL 1992, AND 1.05%/6.31% IN
     FISCAL 1991. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
PIPER FUNDS INC.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments in securities, of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund (portfolios within Piper Funds Inc.) as of September 30, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period ended September 30, 1995. These financial statements and the financial highlights are the responsibility of the portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund September 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
November 10, 1995

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

NATIONAL TAX-EXEMPT FUND
For the year ended September 30, 1995:

INCOME DISTRIBUTIONS
100% were derived from interest on municipal securities and qualify as exempt interest dividends for federal tax purposes.

Payable Date                                        Per Share
-------------------------------------------------  -----------
October 5, 1994 ............................... $      0.0489
November 3, 1994 ................................      0.0483
December 5, 1994 ................................      0.0482
January 5, 1995 .................................      0.0439
February 3, 1995 ................................      0.0461
March 3, 1995 ...................................      0.0464
April 5, 1995 ...................................      0.0468
May 3, 1995 .....................................      0.0458
June 1, 1995 ....................................      0.0459
July 3, 1995 ....................................      0.0452
August 1, 1995 ..................................      0.0457
September 1, 1995 ...............................      0.0459
                                                   -----------
  Total ....................................... $      0.5571
                                                   -----------
                                                   -----------

MINNESOTA TAX-EXEMPT FUND
For the year ended September 30, 1995:

INCOME DISTRIBUTIONS
99.95% were derived from interest on municipal securities and qualify as exempt interest dividends for federal tax purposes.

Payable Date                                        Per Share
-------------------------------------------------  -----------
October 5, 1994 ............................... $      0.0552
November 3, 1994 ................................      0.0512
December 5, 1994 ................................      0.0511
January 5, 1995 .................................      0.0485
February 3, 1995 ................................      0.0503
March 3, 1995 ...................................      0.0502
April 5, 1995 ...................................      0.0501
May 3, 1995 .....................................      0.0496
June 1, 1995 ....................................      0.0490
July 3, 1995 ....................................      0.0497
August 1, 1995 ..................................      0.0496
September 1, 1995 ...............................      0.0495
                                                   -----------
  Total ....................................... $      0.6040
                                                   -----------
                                                   -----------

TAXATION
Exempt interest dividends are exempt from federal income taxes and should not be included in your gross income but need to be reported on your income tax return for informational purposes. Please consult a tax adviser about reporting this income for state and local tax purposes. By early February 1996, the funds will provide you with information regarding the percentage of distributions exempt from federal income taxes and a summary of states from which income was earned.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS                 David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS, INC., KIEFER
                              BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                          Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                          William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER CAPITAL
                              MANAGEMENT INCORPORATED
                          Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                          Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL CORP.,
                              HORMEL
                              FOODS CORP.
                          George Latimer, DIRECTOR, SPECIAL ACTIONS OFFICE, OFFICE OF THE SECRETARY,
                              DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

OFFICERS                  William H. Ellis, CHAIRMAN OF THE BOARD
                          Paul A. Dow, PRESIDENT
                          Worth Bruntjen, SENIOR VICE PRESIDENT
                          Richard W. Filippone, SENIOR VICE PRESIDENT
                          Marijo A. Goldstein, SENIOR VICE PRESIDENT
                          Steven V. Markusen, SENIOR VICE PRESIDENT
                          Robert H. Nelson, SENIOR VICE PRESIDENT
                          Edward P. Nicoski, SENIOR VICE PRESIDENT
                          Nancy S. Olsen, SENIOR VICE PRESIDENT
                          Ronald R. Reuss, SENIOR VICE PRESIDENT
                          Bruce D. Salvog, SENIOR VICE PRESIDENT
                          Sandra K. Shrewsbury, SENIOR VICE PRESIDENT
                          David M. Steele, SENIOR VICE PRESIDENT
                          Douglas J. White, SENIOR VICE PRESIDENT
                          J. Bradley Stone, VICE PRESIDENT
                          Marcy K. Winson, VICE PRESIDENT
                          David E. Rosedahl, SECRETARY
                          Charles N. Hayssen, TREASURER

INVESTMENT ADVISER        Piper Capital Management Incorporated
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

DISTRIBUTOR               Piper Jaffray Inc.
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

CUSTODIAN AND             Investors Fiduciary Trust Company
TRANSFER AGENT            127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

INDEPENDENT AUDITORS      KPMG Peat Marwick LLP
                          4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

LEGAL COUNSEL             Dorsey & Whitney P.L.L.P.
                          220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

[LOGO-PIPER CAPITAL MANAGEMENT]                         BULK RATE
                                                     U.S. POSTAGE
PIPER CAPITAL MANAGEMENT INCORPORATED                     PAID
222 SOUTH NINTH STREET                            PERMIT NO. 3008
MINNEAPOLIS, MN  55402-3804                              MPLS.,MN


PIPER JAFFRAY, INC., FUND DISTRIBUTOR AND NASD MEMBER.
THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

013-96 XTE-01 11/95